Exhibit 10.10

COOPERATION AGREEMENT

THIS COOPERATION AGREEMENT (this “Agreement”), dated as of December __, 2022 (the “Effective Date”), is by and among Duncan Burch, an individual (“Burch”), Burch Management Company, Inc., a Texas corporation (“Burch Management”), TTNA, Inc., a Texas corporation (“TTNA”), DB Entertainment, Inc., a Texas corporation (“DB Entertainment”), Duncan Burch, Inc., a Texas corporation (“DBI”), Millennium Restaurants Group, Inc., a Texas corporation (“Millennium”), T&N, Inc., a Texas corporation (“T&N,” and collectively with TTNA, DB Entertainment, DBI and Millennium, the “Club Sellers,” and each a “Club Seller”), ERAF, Inc., a Texas corporation (“ERAF”), and ECAL-D&D, Inc., a Texas corporation (“ECAL”), HQ Real Estate Management LLC, a Texas limited liability company (“HQ”), ST Dining Services, Inc., a Texas corporation (“ST Dining”), RCI Dining Services (Euless), Inc., a Texas corporation (“RCI Dining Euless”), RCI Dining Services (Southwest Freeway), Inc., a Texas corporation (“RCI Dining SWF”), RCI Dining Services (Composite), Inc., a Texas corporation (“RCI Dining Composite”), RCI Dining Services (Majesty), Inc., a Texas corporation (“RCI Dining Majesty,” and collectively with ST Dining, RCI Dining Euless, RCI Dining SWF and RCI Dining Composite, the “Club Purchasers,” and each a “Club Purchaser”), BD Hospitality Acquisition, Inc., a Texas corporation (“BD Hospitality”), RCI Holdings, Inc., a Texas corporation (“RCI Holdings”), and RCI Hospitality Holdings, Inc., a Texas corporation (“RCI Hospitality”). Burch, Burch Management, each of the Club Sellers, ERAF, ECAL, HQ, each of the Club Purchasers, BD Hospitality, RCI Holdings and RCI Hospitality are each a “Party” and collectively the “Parties” to this Agreement.

W I T N E S S E T H:

WHEREAS, concurrent with execution of this Agreement, each Club Seller has entered into an Asset Purchase Agreement with a Club Purchaser (collectively, the “Club Asset Purchase Agreements”) to sell substantially all of its tangible and intangible assets and personal property used in the adult business owned by that Club Seller to that Club Purchaser (each adult business purchased from each Club Seller is referred to hereinafter as an “Club,” and collectively, the “Clubs”):

WHEREAS, also concurrent with execution of this Agreement, Burch and RCI Holdings have entered into a Purchase and Sale Agreement (the “Real Estate Agreement”) pursuant to which Burch will sell by Special Warranty Deed to RCI Holdings the five parcels of real property where the Clubs are located; as part of the purchase price of the real property, it is contemplated that RCI Holdings will cause RCI Hospitality to issue shares of its common stock to Burch at closing, which shares will be subject to a Lock-Up Agreement restricting the timing and amount of shares that can be sold (the “Lock-Up Agreement”);

WHEREAS, also concurrent with execution of this Agreement, ERAF and RCI Hospitality have entered into an Asset Purchase Agreement (the “ERAF IP Agreement”), pursuant to which RCI Hospitality will acquire from ERAF all rights to the service mark “Cabaret Royale,” and all other intellectual property and common law rights, to the extent common law rights exist, in “Chicas Locas,” and “Cabaret Royale,” any derivatives of those names, all trademarks, tradenames, service marks, patents, copyrights, and trade secrets;

WHEREAS, also concurrent with execution of this Agreement, HQ Real Estate Management LLC and RCI Hospitality have entered into an Intellectual Property Purchase Agreement (the “HQ IP Agreement,” and collectively with the ERAF IP Agreement, the “IP Agreements”), pursuant to which RCI Hospitality will acquire from HQ all rights to the service marks “Baby Dolls Topless Saloon,” “Baby Dolls” and “Baby Dolls Saloon,” and all other
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intellectual property and common law rights, to the extent same exists, in “Baby Dolls Topless Saloon,” “Baby Dolls” and “Baby Dolls Saloon,” any derivatives of those names, all trademarks, tradenames, service marks, patents, copyrights, and trade secrets;

WHEREAS, also concurrent with execution of this Agreement, BD Hospitality and ECAL have entered into an Asset Purchase Agreement (the “ATM Agreement”), pursuant to which BD Hospitality will acquire from ECAL all of the automated teller machines (“ATMs”) that are located at the Clubs;

WHEREAS, it is also contemplated that at or prior to closing of the transactions contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements and ATM Agreement, RCI Dining Euless and DB Entertainment have entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which RCI Dining Euless will acquire from DB Entertainment all of the issued and outstanding capital stock of Baby Dolls’ Topless Saloons, Inc. (a wholly-owned subsidiary of DB Entertainment); Baby Dolls’ Topless Saloons, Inc. holds the Specialized Certificate of Occupancy allowing a sexually oriented business to operate at 3601 FM 157, Euless, Texas 76040;

WHEREAS, it is also contemplated that at or prior to closing of the transactions contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements, ATM Agreement and Stock Purchase Agreement, Burch will enter into a five-year Non-Compete Agreement with BD Hospitality (the “Non-Compete Agreement”), in such form to be agreed to by Burch and BD Hospitality, pursuant to the terms of which Burch will covenant to not compete, either directly or indirectly, with BD Hospitality, any of its affiliates, any of the Club Purchasers, or any of the Clubs, by owning, participating in or operating an establishment featuring live female nude or semi-nude adult entertainment within a 50-mile radius of each Club, excluding 3 currently licensed SOB locations on Goodnight Lane (including as licensed at 10901 Stemmons Freeway, Dallas, Texas and currently held by Goodnight Plaza, Inc.), on Technology Blvd (Cowboys Red River site/parking site including at licensed at 10410 Technology Blvd., Dallas, Dallas County, Texas and currently held by Funfare Restaurants Group, Inc.) and on Manana Road (including as currently licensed at 2535 Manana Road, Dallas, Dallas County, Texas and currently held by The Strip Mall, Inc.). If at the time of closing, any sale of a Club or sale of any parcel of real estate (under the Real Estate Agreement) is not closed and acquired by the applicable purchaser, the location of each said Club and/or real estate parcel location not acquired will be excluded from the covenant to not compete; provided, however, that nothing in this sentence will be deemed to limit or modify the rights and obligations of the Parties provided under Section 1 of this Agreement;

WHEREAS, it is also contemplated that at or prior to closing of the transactions contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements, ATM Agreement, Stock Purchase Agreement and Non-Compete Agreement, that at the location of each Club Asset Buyer, a yet to be formed entity owned by Duncan Burch shall have the right to lease space in each such piece of real property currently (or as of closing) being used for clothes boutique (and at the Houston real estate location additionally as a hair salon) for $1.00 per year for 10 years commencing on the date of closing. Such entities shall have the exclusive right on the respective locations to operate such a business and the exclusive right on the respective locations to sell clothing, uniform, costumes, shoes, props, make-up, false eyelashes, and related accessories and attire used by entertainers or other club personnel (e.g., servers) (the “Boutique Agreements”); and Burch Management shall have the right to lease its current office and storage space at 10723 Composite from RCI Holdings for $1.00 per year for 10 years commencing on the date of closing (the “BMC Lease Agreement”);

WHEREAS, it is also contemplated that at or prior to closing of the transactions contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements,
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ATM Agreement, Stock Purchase Agreement and Non-Compete Agreement, the following two guaranty agreements will be entered into: (1) Burch Management will enter into a Guaranty Agreement (the “Burch Management Guaranty Agreement”), in such form to be agreed to by Burch Management and BD Hospitality, pursuant to the terms of which Burch Management will guaranty all indemnification obligations of (a) each Club Seller under each of the Club Asset Purchase Agreements, (b) ERAF under the IP Agreements, (c) ECAL under the ATM Agreement, and (d) DB Entertainment under the Stock Purchase Agreement; and (2) BD Hospitality will enter into a Guaranty Agreement (the “BD Hospitality Guaranty Agreement,” and collectively with the Burch Management Guaranty Agreement, the “Guaranty Agreements”), in such form to be agreed to by Burch Management and BD Hospitality, pursuant to the terms of which BD Hospitality will guaranty all indemnification obligations of (a) each Club Purchaser under each of the Club Asset Purchase Agreements, and (b) RCI Dining Euless under the Stock Purchase Agreement;

WHEREAS, it is also contemplated that at or prior to closing of the transactions contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements, ATM Agreement, Stock Purchase Agreement and Non-Compete Agreement, the Club Purchasers and/or BD Hospitality and/or RCI Holdings will enter various security agreements, including the Guaranty Agreements, Stock Pledge Agreements, an Intellectual Property Security Agreement, a Deed of Trust, and Financing Statements as listed in Exhibit A hereto (collectively, the “Security Agreements”);
WHEREAS, it is the desire of BD Hospitality that the closing of the transactions contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements, ATM Agreement, Stock Purchase Agreement, Non-Compete Agreement, Guaranty Agreements, BMC Lease Agreements, Security Agreements, and Boutique Agreements must be consummated and closed concurrently or such Parties to such agreements shall not be obligated to close on any such transactions;

WHEREAS, to induce the Club Purchasers, BD Hospitality, RCI Holdings and RCI Hospitality to enter into and consummate the transaction contemplated by the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements, ATM Agreement, Stock Purchase Agreement, Non-Compete Agreement, Guaranty Agreements, BMC Lease Agreement, Boutique Agreements and Security Agreements (and as a condition to the closing of such agreements), Burch, Burch Management, the Club Sellers, ERAF, HQ and ECAL have each agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises, the closing of the Club Asset Purchase Agreements, Real Estate Agreement, IP Agreements, ATM Agreement, Stock Purchase Agreement, Non-Compete Agreement, Guaranty Agreements, BMC Lease Agreement, Boutique Agreements and Security Agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Concurrent Closing of Agreements. The Parties hereby agree that each obligation of each Party under the Club Asset Purchase Agreements, Real Estate Agreement, Lock-Up Agreement, IP Agreements, ATM Agreement, Stock Purchase Agreement, Non-Compete Agreement, Guaranty Agreements, BMC Lease Agreements, Boutique Agreements and Security Agreements (each a “Subject Agreement” and collectively, the “Subject Agreements”) to be performed on the closing dates of the Subject Agreements will be subject to the satisfaction of each of the conditions stated in each of the Subject Agreements, along with the condition that all of the transactions contemplated by the Subject Agreements must close and be consummated concurrently. Accordingly, in the event that all of the transactions contemplated by the Subject Agreements will not close and be consummated concurrently, the Parties to such agreements shall not be obligated to close on any such transactions, except, with respect to a particular
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Subject Agreement, to the extent that such satisfaction is waived in writing by all of the Parties to that particular Subject Agreement;

2.    Interpretation and Conflict. This Agreement shall be deemed to amend and modify the terms and conditions of the Subject Agreements. In the event there is deemed to be any conflict between the terms and conditions of this Agreement and the terms and conditions of any of the Subject Agreements, the terms and conditions of this Agreement shall control.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Cooperation Agreement to become effective as of the date first set forth above.

____/s/ Duncan Burch_______________
DUNCAN BURCH, Individually

BURCH MANAGEMENT COMPANY, INC.

By:     /s/ Duncan Burch
Duncan Burch, President

TTNA, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

DB ENTERTAINMENT, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

DUNCAN BURCH, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

MILLENNIUM RESTAURANTS GROUP, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

T&N, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

ERAF, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

ECAL-D&D, INC.

By:     /s/ Steven William Craft
Steven William Craft, President

HQ Real Estate Management, LLC.

By:     /s/ Duncan Burch
Duncan Burch, Manager/President
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IN WITNESS WHEREOF, the undersigned have executed this Cooperation Agreement to become effective as of the date first set forth above.

ST DINING SERVICES, INC.

By:     /s/ Travis Reese
Travis Reese, President

RCI DINING SERVICES (EULESS), INC.

By:     /s/ Travis Reese
Travis Reese, President

RCI DINING SERVICES (SOUTHWEST FREEWAY), INC.

By:     /s/ Travis Reese
Travis Reese, President

RCI DINING SERVICES (COMPOSITE), INC.

By:     /s/ Travis Reese
Travis Reese, President

RCI DINING SERVICES (MAJESTY), INC.

By:     /s/ Travis Reese
Travis Reese, President

BD HOSPITALITY ACQUISITION, INC.

By:     /s/ Eric Langan
Eric Langan, President

RCI HOLDINGS, INC.

By:     /s/ Eric Langan
Eric Langan, President

RCI HOSPITALITY HOLDINGS, INC.

By:     /s/ Eric Langan
Eric Langan, President

EXHIBIT A

(1) Club Asset Purchase Agreement - Baby Dolls – Dallas
Seller: TTNA, Inc.
Buyer: ST Dining Services, Inc.
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(2) Club Asset Purchase Agreement - Baby Dolls Ft Worth
Seller: DB Entertainment, Inc.
Buyer: RCI Dining Service (Euless), Inc.
(3) Club Asset Purchase Agreement - Chicas Locas/Michael’s International – Houston
Seller: Duncan Burch, Inc.
Buyer: RCI Dining Service (Southwest Freeway), Inc
(4) Club Asset Purchase Agreement - Chicas Locas/Cabaret Royale – Dallas
Seller: Millennium Restaurants Group, Inc.
Buyer: RCI Dining Service (Composite), Inc.
(5) Club Asset Purchase Agreement - Chicas Locas- Arlington
Seller T&N, Inc.
Buyer: RCI Dining Service (Majesty), Inc.
(6) HQ IP Agreement
Seller: HQ Real Estate Management LLC (through TTNA, Inc.)
Buyer: RCI Hospitality Holdings, Inc.
(7) ERAF IP Agreement
Seller: ERAF, Inc.
Buyer: RCI Hospitality Holdings, Inc.
(8) ATM Agreement
Seller: ECAL D&D, Inc.
Buyer: BD Hospitality Acquisition, Inc.
(9) Stock Purchase Agreement
Seller: DB Entertainment, Inc.
Buyer: RCI Dining Service (Euless), Inc.
(10) Real Estate Agreement
Seller: Duncan Burch
Buyer RCI Holdings, Inc.
(11) Absolute Unconditional and Continuing Guaranty of BD Hospitality Acquisition, Inc. as to promissory notes and buyers’ indemnifications in transactions (1) through (5), (8) and (9);
(12) Absolute Unconditional and Continuing Guaranty of Burch Management Company, Inc. as to Seller’s Indemnifications in transactions (1) through (9);
(13) Stock Pledge Agreements from BD Hospitality Acquisition, Inc. on all stock in all Club buyer entities in transactions (1) through (5) and from RCI Dining Service (Euless), Inc. on stock in transaction (9), with an Irrevocable Stock Power and Irrevocable Proxy;
(14) Security Agreements covering all furniture, fixtures, leasehold improvements, personal property, inventory (excluding liquor inventory), accounts receivable and chattel paper or instruments constituting proceeds from the each of Club buyer entities in favor of each of the respective Club seller entities, to be filed of record with any and all applicable UCC filings in transactions (1) through (5).
(15) Security Agreements covering all assets purchased in transactions (6) through (8) from the each buyer entity in favor of each respective seller entity, to be filed of record with any and all applicable UCC filings.
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(16) Deed of Trust on all real estate sold in transaction (10) from buyer in favor of seller as beneficiary
(17) Security Agreement covering the intellectual property purchased in transactions (6) and (7) in favor of seller from buyer.
(18) Non-Compete Agreement from Burch to BD Hospitality
(19) Lock-Up Agreement from Burch to RCI Hospitality
(20) Lease Terminations all location of respective Club buyers in transactions (1) –(5) above from respective Club sellers
(21) Lease from RCI Holdings to Burch Management shall have the right to lease its current space at 10723 Composite from RCI Holdings for $1.00 per year for 10 years commencing on the date of closing.
(22) 5 Boutique Agreements (Lease/License) to a to-be-formed entity or entities of Duncan Burch’s choosing at granting the exclusive right on the respective property to operate.
(23) Promissory Notes on each transaction above

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